SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                       Date of Report: November 22, 1996
                Date of earliest event report: November 22, 1996
                                Manor Care, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                             1-8195                 52-1200376
(State or other                 (Commission File        (I.R.S. Employer
jurisdiction of incorporation)      Number)              Identification No.)

11555 Darnestown Road
Gaithersburg, Maryland                                      20878-3200
(Address of principal executive offices)                    (Zip Code)

                                 (301) 979-4000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

          Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-15775) filed by Manor Care, Inc. (the "Company") with the Securities and Exchange Commission relating to the Company's Debt Securities and the commencement of the Company's Medium-Term Note Program.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 1.1 -  Distribution Agreement dated November 22, 1996 between the
               Company and Lehman Brothers Inc., Chase Securities Inc., Deutsche Morgan Grenfell Inc., Dillon Read & Co. Inc., and NationsBanc Capital Markets, Inc.

Exhibit 4.1 -  Indenture dated November 22, 1996 between the Company and
               The Chase Manhattan Bank providing for the issuance of Debt Securities in Series.

Exhibit 4.2 - Form of Fixed Rate Medium-Term Note, Series A

Exhibit 4.3 - Form of Floating Rate Medium-Term Note, Series A



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MANOR CARE, INC.
                                           (Registrant)



                                          By: /s/ James H. Rempe
                                             --------------------------
                                             Name:  James H. Rempe
                                             Title: Senior Vice President
                                                      and Secretary




Date: November __, 1996

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                                 Exhibit Index

Exhibit No.

Exhibit 1.1 -  Distribution Agreement dated November 22, 1996 between the
               Company and Lehman Brothers Inc., Chase Securities Inc., Deutsche Morgan Grenfell Inc., Dillon Read & Co. Inc., and NationsBanc Capital Markets, Inc.

Exhibit 4.1 -  Indenture dated November 22, 1(a) 996 between the Company and The Chase Manhattan Bank providing for the issuance of Debt Securities in Series

Exhibit 4.2 -  Form of Fixed Rate Medium-Term Note, Series A

Exhibit 4.3 -  Form of Floating Rate Medium-Term Note, Series A